AMENDMENT NO. 4 TO

                                     MANAGEMENT AGREEMENT (INVESTOR CLASS)


     THIS AMENDMENT NO. 4 TO MANAGEMENT AGREEMENT (INVESTOR CLASS) is made as of the 1st day of July, 2002, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

     WHEREAS, the Companies are parties to a certain Management Agreement (Investor Class) dated August 1, 1997, amended March 1, 1998, June 1, 1998, September 16, 2000, August 1, 2001 and December 3, 2001 (the "Agreement"); and

     WHEREAS, the Board of Trustees of American Century Investment have determined that it is in the best interests of the Trust to add a new Series titled High-Yield Fund; and

     WHEREAS, the parties desire to amend the Agreement to add the new series.

     NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

     1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

     2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 4.

     3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

     4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                        AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS AMERICAN CENTURY GOVERNMENT INCOME TRUST
                        AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                        AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                        AMERICAN CENTURY TARGET MATURITIES TRUST
                        AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.



                                    By:  ______________________________
                                    Name:  Charles A. Etherington
                                    Title: Vice President of each



                                    Attest:  ______________________________
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each


                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.



                                    By:  ______________________________
                                    Name:  David C. Tucker
                                    Title:    Senior Vice President



                                    Attest:  ______________________________
                                    Name:  Janet A. Nash
                                    Title:   Assistant Secretary



                                                   Exhibit A

                Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                  Date

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                     August 1, 1997
         California Insured Tax-Free Fund                         August 1, 1997
         California Intermediate-Term Tax-Free Fund               August 1, 1997
         California Limited-Term Tax-Free Fund                    August 1, 1997
         California Long-Term Tax-Free Fund                       August 1, 1997
         California Municipal Money Market Fund                   August 1, 1997
         California Tax-Free Money Market Fund                    August 1, 1997

American Century Government Income Trust
         Capital Preservation Fund                                August 1, 1997
         Ginnie Mae Fund (formerly GNMA Fund)                     August 1, 1997
         Government Agency Money Market Fund                      August 1, 1997
         Inflation-Adjusted Bond Fund (formerly
         Inflation-Adjusted Treasury Fund)                        August 1, 1997
         Treasury Fund (formerly Intermediate-Term
         Treasury Fund)                                           August 1, 1997
         Government Bond Fund (formerly Long-Term Treasury Fund)  August 1, 1997
         Short-Term Government Fund                               August 1, 1997

American Century International Bond Funds
         International Bond Fund                                  August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                  August 1, 1997
         Diversified Bond Fund                                    August 1, 2001
         Premium Money Market Fund                                August 1, 2001
         High-Yield Fund                                            July 1, 2002

American Century Municipal Trust
         Arizona Municipal Bond Fund (formerly Arizona            August 1, 1997
         Intermediate-Term Municipal Fund)
         Florida Municipal Bond Fund (formerly Florida            August 1, 1997
         Intermediate-Term Municipal Fund)
         Florida Municipal Money Market Fund                      August 1, 1997
         Tax-Free Bond Fund (formerly Intermediate-Term
         Tax-Free Fund)                                           August 1, 1997
         Limited-Term Tax-Free Fund                               August 1, 1997
         High-Yield Municipal Fund                                March 31, 1998
         Tax-Free Money Market Fund                               August 1, 1997


Registered Investment Company and Funds                                  Date

American Century Quantitative Equity Funds
         Equity Growth Fund                                       August 1, 1997
         Global Gold Fund                                         August 1, 1997
         Global Natural Resources Fund                            August 1, 1997
         Income & Growth Fund                                     August 1, 1997
         Small Cap Quantitative Fund                                July 1, 1998
         Utilities Fund                                           August 1, 1997

American Century Target Maturities Trust
         Target 2005 Fund                                         August 1, 1997
         Target 2010 Fund                                         August 1, 1997
         Target 2015 Fund                                         August 1, 1997
         Target 2020 Fund                                         August 1, 1997
         Target 2025 Fund                                         August 1, 1997
         Target 2030 Fund                                     September 16, 2000

American Century Variable Portfolios II, Inc.
         VP Prime Money Market Fund                           September 16, 2000


Dated:  July 1, 2002


                                                   Exhibit B

                                          Series Investment Categories

Investment Category                 Series

Money Market Funds                  California Municipal Money Market Fund
                                    California Tax-Free Money Market Fund
                                    Capital Preservation Fund
                                    Florida Municipal Money Market Fund
                                    Government Agency Money Market Fund
                                    Prime Money Market Fund
                                    Tax-Free Money Market Fund
                                    VP Prime Money Market Fund
                                    Premium Money Market Fund

Bond Funds                          Arizona Municipal Bond Fund (formerly
                                    Arizona Intermediate-Term Municipal Fund)
                                    California High-Yield Municipal Fund
                                    California Insured Tax-Free Fund
                                    California Intermediate-Term Tax-Free Fund
                                    California Limited-Term Tax-Free Fund
                                    California Long-Term Tax-Free Fund
                                    Diversified Bond Fund
                                    Florida Municipal Bond Fund (formerly
                                    Florida Intermediate-Term Municipal Fund)
                                    Ginnie Mae Fund (formerly GNMA Fund)
                                    Government Bond Fund (formerly Long-Term
                                    Treasury Fund)
                                    High-Yield Municipal Fund
                                    High-Yield Fund
                                    Inflation-Adjusted Bond Fund (formerly
                                    Inflation-Adjusted Treasury Fund)
                                    International Bond Fund
                                    Limited-Term Tax-Free Fund
                                    Short-Term Government Fund
                                    Target 2005 Fund
                                    Target 2010 Fund
                                    Target 2015 Fund
                                    Target 2020 Fund
                                    Target 2025 Fund
                                    Target 2030 Fund
                                    Tax-Free Bond Fund (formerly Intermediate-
                                    Term Tax-Free Fund)
                                    Treasury Fund (formerly Intermediate-Term
                                    Treasury Fund)



Investment Category                 Series

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Global Natural Resources Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund
                                    Utilities Fund


Dated:  July 1, 2002


                                               Exhibit C

                          Investment Category Fee Schedules: Money Market Funds

                                               Schedule 1 Funds:
                                           Capital Preservation Fund
                                      Government Agency Money Market Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2500%
                           Next $1 billion                    0.2070%
                           Next $3 billion                    0.1660%
                           Next $5 billion                    0.1490%
                           Next $15 billion                   0.1380%
                           Next $25 billion                   0.1375%
                           Thereafter                         0.1370%


                                               Schedule 2 Funds:
                                     California Tax-Free Money Market Fund
                                     California Municipal Money Market Fund
                                      Florida Municipal Money Market Fund
                                           Tax-Free Money Market Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2700%
                           Next $1 billion                    0.2270%
                           Next $3 billion                    0.1860%
                           Next $5 billion                    0.1690%
                           Next $15 billion                   0.1580%
                           Next $25 billion                   0.1575%
                           Thereafter                         0.1570%


                                               Schedule 3 Funds:
                                            Prime Money Market Fund
                                           VP Prime Money Market Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.3700%
                           Next $1 billion                    0.3270%
                           Next $3 billion                    0.2860%
                           Next $5 billion                    0.2690%
                           Next $15 billion                   0.2580%
                           Next $25 billion                   0.2575%
                           Thereafter                         0.2570%


                                               Schedule 4 Funds:
                                           Premium Money Market Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2300%
                           Next $1 billion                    0.1870%
                           Next $3 billion                    0.1460%
                           Next $5 billion                    0.1290%
                           Next $15 billion                   0.1180%
                           Next $25 billion                   0.1175%
                           Thereafter                         0.1170%


                          Investment Category Fee Schedules: Bond Funds

                                               Schedule 1 Funds:
                        Treasury Fund (formerly Intermediate-Term Treasury Fund) Government Bond Fund (formerly Long-Term Treasury Fund)
                                  California Limited-Term Tax-Free Fund
                                 California Intermediate-Term Tax-Free Fund
                                       California Long-Term Tax-Free Fund
                                        California Insured Tax-Free Fund
                Arizona Municipal Bond Fund (formerly Arizona Intermediate-Term
                                        Municipal Fund)
                Florida Municipal Bond Fund (formerly Florida Intermediate-Term
                                        Municipal Fund)
                                         Limited-Term Tax-Free Fund
                         Tax-Free Bond Fund (formerly Intermediate-Term
                                         Tax-Free Fund)
                    Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted
                                         Treasury Fund)

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2800%
                           Next $1 billion                    0.2280%
                           Next $3 billion                    0.1980%
                           Next $5 billion                    0.1780%
                           Next $15 billion                   0.1650%
                           Next $25 billion                   0.1630%
                           Thereafter                         0.1625%


                                 Investment Category Fee Schedules: Bond Funds
                                                  (continued)

                                               Schedule 2 Funds:
                                      California High-Yield Municipal Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.3100%
                           Next $1 billion                    0.2580%
                           Next $3 billion                    0.2280%
                           Next $5 billion                    0.2080%
                           Next $15 billion                   0.1950%
                           Next $25 billion                   0.1930%
                           Thereafter                         0.1925%


                                               Schedule 3 Funds:
                                      Ginnie Mae Fund (formerly GNMA Fund)
                                           Short-Term Government Fund
                                                Target 2005 Fund
                                                Target 2010 Fund
                                                Target 2015 Fund
                                                Target 2020 Fund
                                                Target 2025 Fund
                                                Target 2030 Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.3600%
                           Next $1 billion                    0.3080%
                           Next $3 billion                    0.2780%
                           Next $5 billion                    0.2580%
                           Next $15 billion                   0.2450%
                           Next $25 billion                   0.2430%
                           Thereafter                         0.2425%


                                 Category Fee Schedules: Bond Funds (continued)

                                               Schedule 4 Funds:
                                            International Bond Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.6100%
                           Next $1 billion                    0.5580%
                           Next $3 billion                    0.5280%
                           Next $5 billion                    0.5080%
                           Next $15 billion                   0.4950%
                           Next $25 billion                   0.4930%
                           Thereafter                         0.4925%


                                               Schedule 5 Funds:
                                           High-Yield Municipal Fund
                                             Diversified Bond Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.4100%
                           Next $1 billion                    0.3580%
                           Next $3 billion                    0.3280%
                           Next $5 billion                    0.3080%
                           Next $15 billion                   0.2950%
                           Next $25 billion                   0.2930%
                           Thereafter                         0.2925%

                                               Schedule 6 Funds:
                                                High-Yield Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.6600%
                           Next $1 billion                    0.6080%
                           Next $3 billion                    0.5780%
                           Next $5 billion                    0.5580%
                           Next $15 billion                   0.5450%
                           Next $25 billion                   0.5430%
                           Thereafter                         0.5425%




                                Investment Category Fee Schedules: Equity Funds

                                               Schedule 1 Funds:
                                               Equity Growth Fund
                                                Global Gold Fund
                                         Global Natural Resources Fund
                                              Income & Growth Fund
                                                 Utilities Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.5200%
                           Next $5 billion                    0.4600%
                           Next $15 billion                   0.4160%
                           Next $25 billion                   0.3690%
                           Next $50 billion                   0.3420%
                           Next $150 billion                  0.3390%
                           Thereafter                         0.3380%

                                               Schedule 2 Funds:
                                          Small Cap Quantitative Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.7200%
                           Next $5 billion                    0.6600%
                           Next $15 billion                   0.6160%
                           Next $25 billion                   0.5690%
                           Next $50 billion                   0.5420%
                           Next $150 billion                  0.5390%
                           Thereafter                         0.5380%


Dated:  July 1, 2002


                                                   Exhibit D

                                              Complex Fee Schedule

                           Complex Assets                     Fee Rate
                           First $2.5 billion                          0.3100%
                           Next $7.5 billion                           0.3000%
                           Next $15.0 billion                          0.2985%
                           Next $25.0 billion                          0.2970%
                           Next $50.0 billion                          0.2960%
                           Next $100.0 billion                         0.2950%
                           Next $100.0 billion                         0.2940%
                           Next $200.0 billion                         0.2930%
                           Next $250.0 billion                         0.2920%
                           Next $500.0 billion                         0.2910%
                           Thereafter                                  0.2900%


Dated:  July 1, 2002